UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2025

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Semnur Securities Purchase Agreement

On September 23, 2025, Scilex Holding Company (the “Company”), Scilex, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Scilex, Inc.” and together with the Company, the “Scilex Sellers”) and, solely with respect to certain registration rights described below, Semnur Pharmaceuticals, Inc., a majority owned subsidiary of the Company (“Semnur”), entered into a Securities Purchase Agreement (“Biconomy Resale SPA”) with Biconomy PTE.LTD (“Biconomy”).

Pursuant to the Biconomy Resale SPA, the Scilex Sellers agreed to sell, and Biconomy agreed to purchase, an aggregate of 12,500,000 shares (the “Biconomy Resale SPA Shares”) of common stock, par value $0.0001 per share of Semnur (“Semnur Common Stock”), comprised of: (i) 554,849 shares of Semnur Common Stock held by the Company and (ii) 11,945,151 shares of Semnur Common Stock held by Scilex, Inc. The Biconomy Resale SPA Shares are being sold for a purchase price of $16.00 per share (the “Purchase Price”), payable in Bitcoin blockchain (“Bitcoin”), with such amount of Bitcoin equal to the quotient of (A) Biconomy’s aggregate Purchase Price divided by (B) the spot exchange rate for Bitcoin as published by Coinbase.com at 8:00 p.m. (New York City time) on the trading day immediately prior to the closing date of the purchase. The closing of the transactions contemplated by the Biconomy Resale SPA occurred on September 25, 2025.

Pursuant to the Biconomy Resale SPA, Semnur is obligated to file a registration statement registering the resale of the Biconomy Resale SPA Shares under the Securities Act of 1933, as amended, (the “Securities Act”) within 90 days of the closing the purchase and sale of the Biconomy Resale SPA Shares.

The Biconomy Resale SPA contains customary representations, warranties, covenants and agreements by the Scilex Sellers and Biconomy and customary conditions to closing.

The foregoing summary of the Biconomy Resale SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the Biconomy Resale SPA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of the Biconomy Resale SPA Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 regarding the Biconomy Resale SPA is hereby incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 regarding the Biconomy Resale SPA Shares is hereby incorporated by reference. The Biconomy Resale SPA Shares were transferred to Biconomy in a transaction exempt from registration under the Securities Act, in reliance on the provisions of Section 4(a)(1) of the Securities Act pursuant to the so called Section 4(a)(1 1/2) exemption. Biconomy has represented to the Company that it is an “accredited investor,” as defined in Regulation D, and will acquire the Biconomy Resale SPA Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Except for the registration rights contemplated by the Biconomy Resale SPA with respect to the resale by Biconomy of the Resale SPA Shares, such shares will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the Biconomy Resale SPA is an offer to sell or the solicitation of an offer to buy shares of common stock of Semnur.

Item 7.01. Regulation FD Disclosure.

On September 23, 2025, the Company issued a press release announcing the execution of the Biconomy Resale SPA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the Biconomy Resale SPA and related transactions described herein, the Company is filing certain updated risk factors disclosure applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025 (as amended). The supplemental updated risk factors are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1#	Securities Purchase Agreement, dated September 23, 2025, by and among Scilex Holding Company, Scilex, Inc., Semnur Pharmaceuticals and Biconomy PTE.LTD.
99.1	Press release dated September 23, 2025.
99.2	Supplemental Risk Factors.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

# Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Henry Ji
	Name:	Henry Ji
Date: September 26, 2025	Title:	Chief Executive Officer and President